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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported):  April 10, 2000

                               Four Media Company
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                       0-21943                        95-4599440
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  (State of               (Commission File Number              (IRS Employer
Incorporation)                                               Identification No.)

                            2813 West Alameda Avenue
                           Burbank, California 91505
              ----------------------------------------------------
              (Address of principal executive officers) (Zip Code)

                                 (818) 840-7000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

        On April 10, 2000, Four Media Company, a Delaware corporation (the "Company"), issued a press release announcing the completion of the acquisition by the Liberty Media Group of 100% of the Company's issued and outstanding shares of common stock. A copy of the Company's press release is attached as
Exhibit 99.1 hereto and incorporated herein by reference.

        Pursuant to the Agreement and Plan of Merger dated as of December 6, 1999 by and among AT&T Corp., D-Group Merger Corp., Liberty Media Corporation and the Company, each issued and outstanding share of Company common stock was cancelled and converted into the right to receive 0.16129 of a share of AT&T Class A Liberty Media Group Stock and $6.25 in cash.

        The source of Liberty Media Group's cash consideration for the acquisition was working capital.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        7(c)    Exhibits

        99.1    Press Release of Four Media Company dated April 10, 2000.

        99.2 Agreement and Plan of Merger dated as of December 6, 1999 by and among AT&T Corp., D-Group Merger Corp., Liberty Media
                Corporation and Four Media Company (incorporated by reference to Exhibit 99.1 of the Company's Current Report on Form 8-K filed with the Commission on December 7, 1999).


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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 13, 2000

                                             FOUR MEDIA COMPANY

                                         By: /s/ WILLIAM E. NILES
                                            ----------------------------------
                                             William E. Niles
                                             Vice President of Business Affairs,
                                             General Counsel and Secretary


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                                 EXHIBIT INDEX

99.1    Press Release of Four Media Company dated April 10, 2000.
99.2 Agreement and Plan of Merger dated as of December 6, 1999 by and among AT&T Corp., D-Group Merger Corp., Liberty Media Corporation and Four
        Media Company (incorporated by reference to Exhibit 99.1 of the Company's Current Report on Form 8-K filed with the Commission on
        December 7, 1999)




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